UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2011 (June 10, 2011)

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Amendment No. 1 to Amended and Restated Revolving Credit Agreement

On June 10, 2011, Kaman Corporation (the “Corporation”), as borrower, entered into Amendment No. 1 (the “Revolving Credit Amendment”) to the Amended and Restated Revolving Credit Agreement dated September 20, 2010 (the “Revolving Credit Agreement”) with Bank of America, N.A. (“Bank of America”), as Administrative Agent and Collateral Agent, RBS Citizens, N.A. (“RBS Citizens”) and JPMorgan Chase Bank, N.A. as Co-Syndication Agents, and various lenders signatory thereto.

The fees and interest rates under the Revolving Credit Agreement are calculated on the basis of a base rate and an applicable margin based upon the Corporation’s Consolidated Senior Secured Leverage Ratio (as defined in the Revolving Credit Agreement).  The Revolving Credit Amendment amends the definition of the Applicable Rate (as defined in the Revolving Credit Agreement) by substituting a lower rate pricing grid in the relevant section of the Revolving Credit Agreement.

The above summary of the Revolving Credit Amendment is qualified in its entirety by reference to the full text of the Revolving Credit Amendment, a complete copy of which is attached hereto as Exhibit 10.1 and is hereby incorporated by reference in response to this Item 1.01.  Except as amended by the Revolving Credit Amendment, all other terms of the Revolving Credit Agreement remain as previously disclosed in the Corporation’s Current Report on Form 8-K and the exhibits thereto as filed with the Securities and Exchange Commission (the “SEC”) on September 21, 2010.

Amendment No. 1 to Second Amended and Restated Term Loan Credit Agreement

On June 10, 2011, the Corporation, as borrower, entered into Amendment No. 1 (the “Term Loan Credit Amendment”)  to the Second Amended and Restated Term Loan Credit Agreement dated September 20, 2010 (the “Term Loan Credit Agreement”) with Bank of America as Administrative Agent and Collateral Agent, RBS Citizens as Syndication Agent, and various lenders signatory thereto.

The interest rates under the Term Loan Credit Agreement are determined on the basis of a base rate and an applicable margin based on the Corporation’s most recent Consolidated Senior Secured Leverage Ratio (as defined in the Term Loan Credit Agreement). The Term Loan Credit Amendment amends the definition of Applicable Rate (as defined in the Term Loan Credit Agreement) by substituting a lower rate pricing grid in the relevant section of the Term Loan Credit Agreement.

The above summary of the Term Loan Amendment is qualified in its entirety by reference to the full text of the Term Loan Amendment, a complete copy of which is attached hereto as Exhibit 10.2 and is hereby incorporated by reference in response to this Item 1.01.  Except as amended by Term Loan Credit Amendment, all other terms of the Term Loan Credit Agreement remain as previously disclosed in the Corporation’s Current Report on Form 8-K and the exhibits thereto as filed with the SEC on September 21, 2010.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The descriptions of the Revolving Credit Amendment and the Term Loan Credit Amendment set forth under Item 1.01 above are hereby incorporated by reference in their entirety in response to this Item 2.03.

Item 8.01	Other Events

On June 10, 2011, the Corporation issued a press release announcing the entry into the Revolving Credit Amendment and the Term Loan Credit Amendment  and related loan documents.  A copy of the Corporation’s June 10, 2011 press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in response to this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.1
Amendment No. 1 dated June 10, 2011 to the Amended and Restated Revolving Credit Agreement dated as of September 20, 2010 among Kaman Corporation and certain subsidiaries, as Borrowers, Bank of America, N.A., as Administrative Agent and Collateral Agent, RBS Citizens, N.A. and JPMorgan Chase Bank, N.A. as Co-Syndication Agents, and Banc of America Securities LLC, RBS Citizens, N.A. and J.P. Morgan Securities LLC as Co-Lead Arrangers and Book Managers, and various Lenders signatory thereto.

Exhibit 10.2
Amendment No. 1 dated June 10, 2011 to the Second Amended and Restated Term Loan Credit Agreement dated as of September 20, 2010 among Kaman Corporation as Borrower, Bank of America, N.A. as the Administrative Agent and Collateral Agent, RBS Citizens, N.A. as the Syndication Agent, Banc of America Securities LLC and RBS Citizens, N.A. as Co-Lead Arrangers and Book Managers, and various Lenders signatory thereto.

Exhibit 99.1	Press release issued by Kaman Corporation dated June 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ William C. Denninger
William C. Denninger
Senior Vice President and
Chief Financial Officer

Dated: June 13, 2011

KAMAN CORPORATION AND SUBSIDIARIES

EXHIBIT INDEX

Exhibit	Description

10.1
Amendment No. 1 dated June 10, 2011 to the Amended and Restated Revolving Credit Agreement dated as of September 20, 2010 among Kaman Corporation, and certain subsidiaries, as Borrower, Bank of America, N.A., as Administrative Agent and Collateral Agent, RBS Citizens, N.A. and JPMorgan Chase Bank, N.A. as Co-Syndication Agents, and Banc of America Securities LLC, RBS Citizens, N.A. and J.P. Morgan Securities LLC as Co-Lead Arrangers and Book Managers, and various Lenders signatory thereto.
Attached

10.2
Amendment No. 1 dated June 10, 2011 to the Second Amended and Restated Term Loan Credit Agreement dated as of September 20, 2010 among Kaman Corporation, as Borrower, Bank of America, N.A. as the Administrative Agent and Collateral Agent, RBS Citizens, N.A. as the Syndication Agent, Banc of America Securities LLC and RBS Citizens, N.A. as Co-Lead Arrangers and Book Managers, and various Lenders signatory thereto.
Attached

99.1	Press release issued by Kaman Corporation dated June 10, 2011.	Attached